UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 28, 2005

                        ING Insurance Company of America
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                            (State of Incorporation)

                              333-49581; 033-63657
                            (Commission File Numbers)

                                   #06-1286272
                      (IRS Employer Identification Number)

2202 North Westshore Blvd. No. 350, Tampa, FL                    33607
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code ............813-281-3773

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

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THIS FILING IS MADE IN  ACCORDANCE  WITH ITEM NO. 8.01 OF SECTION 8 OF FORM 8-K:
OTHER EVENTS.

FURTHER INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As previously reported, like many financial services companies, certain U.S. affiliates of ING Groep, N.V. ("ING"), including ING Insurance Company of America (the "Company") have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the Company and its affiliates have been and are providing full cooperation.

The following information should be read in conjunction with the Company's Form 10-K Annual Report filed on March 31, 2005. Reference is also made to the Company's Form 8-K filed on October 29, 2004 and Form 8-K/A filed on September 8, 2004.

As previously reported, as part of its internal review of mutual fund trading, ING identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then - Pilgrim Funds, which subsequently became part of the ING Funds (U.S.), entered into formal and informal arrangements that permitted frequent trading. The Company also previously reported that its affiliate, ING Funds Distributors, LLC ("IFD"), the distributor of certain ING Funds (U.S.), received notice from the staff of the National Association of Securities Dealers ("NASD") that the staff made a preliminary determination to recommend disciplinary action against IFD and one of its registered persons for violations of the NASD Conduct Rules and federal securities laws in connection with these three arrangements.

In September 2005 IFD settled an administrative proceeding with the NASD regarding these three arrangements. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions:
(i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds (U.S.) for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to the NASD regarding the review and establishment of certain procedures. IFD's settlement of this administrative proceeding is not material to the Company.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ING Insurance Company of America
                                         (Registrant)


Date: September 28, 2005             /s/Linda E. Senker
                                     ------------------
                                        Linda E. Senker